UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3056

TRIDAN CORP.

(Exact name of registrant as specified in charter)

c/o Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 31st floor, New York, NY 10036

(Address of principal executive offices)

c/o Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 31st floor, New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end: April 30, 2021

Date of reporting period: April 30, 2021

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2021 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956

(212) 239-0515

ANNUAL REPORT

June 30, 2021

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2021, including the enclosed audited financial report for that period and for the corresponding period in 2020. Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 20, 2021, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2021, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The company’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2021 was $12.48 compared with $12.09 at April 30, 2020. Net investment income per share was $0.16, for the year ended April 30, 2021, compared with $0.16 for the year ended April 30, 2020. Distributions to shareholders amounted to $0.16 per share for fiscal 2021, compared to $0.18 for fiscal 2020.

At the company’s last annual meeting on July 21, 2020, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2021 was ratified by the shareholders as follows:

Shares Voted For	2,925,271.1601
Shares Voted Against	0.0000
Shares Abstaining	0.0000

Also at the last annual meeting, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

TRIDAN CORP.

June 30, 2021

Page – 2 –

	Shares Voted For	Shares Withheld
Peter Goodman	2,924,965.7256	305.4345
Mark Goodman	2,924,965.7256	305.4345
Paul Kramer	2,924,965.7256	305.4345
Russell J. Stoever	2,924,965.7256	305.4345
Joan G. Rall	2,924,965.7256	305.4345

Two of the directors, Peter Goodman and Paul Kramer, recently passed away. The following Tables A and B set forth information concerning the current directors, and Table C sets forth information concerning non-director officer of the company. The Table A director (Mark Goodman) is an “interested person” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Mr. Stoever and Ms. Rall) are not. Mark Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the company.

Table A
Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years
Interested Person:

Mark Goodman 7 Porters Cove Road Hingham, MA 02043 Age 67	Director President and Treasurer	1999	Pianist and Teacher	1	None

TRIDAN CORP.

June 30, 2021

Page – 3 –

Table B
Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 67	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 76	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C
Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held

Non-director Officer:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 84	Secretary and Chief Compliance Officer	Attorney	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company’s activities and review its performance. Each of the directors is committed to regular and active participation in board and committee meetings. The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders. Information about the specific experience, skills, attributes and qualifications of each director is provided below.

Mark Goodman – Mr. Goodman has been a director since 1999. He is the son of Peter Goodman, who had been the President and a director of the company. Mark Goodman has been a shareholder of Tridan since before its 1980 conversion to an investment company. He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

TRIDAN CORP.

June 30, 2021

Page – 4 –

Joan G. Rall —Ms. Rall has been a director since June 15, 2017. She is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995. He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer. He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance. He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser. Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Peter Goodman, who was paid $9,000), plus an additional $1,250 to Paul Kramer who served as chairman of the audit committee until he resigned on September 17, 2020 and an additional $3,750 to Joan G. Rall, who served as chair of the audit committee in Paul Kramer’s place. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors’ fees) aggregating $21,000 during fiscal 2020 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, Robert Birnbaum, collect, at 212-930-9700, extension 889.

Sincerely

TRIDAN CORP.

Mark Goodman, President

Tridan Corp.

Financial Statements

April 30, 2021 and 2020

Tridan Corp.

Contents

April 30, 2021 and 2020

Page(s)
Report of Independent Registered Public Accounting Firm	1-2
Financial Statements
Statements of Assets and Liabilities April 30, 2021 and 2020	3
Schedules of Investments in Municipal Obligations April 30, 2021 and 2020	4-7
Statements of Operations Years Ended April 30, 2021 and 2020	8
Statements of Changes in Net Assets Years Ended April 30, 2021, 2020 and 2019	9
Notes to Financial Statements	10-16

Mazars USA LLP 135 West 50th street New York, New York 10020 Tel: 212.812.7000 www.mazars.us

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2021 and 2020, the related statements of operations for the years then ended, the statements of changes in net assets for each of the three years in the period ended April 30, 2021, the financial highlights for each of the five years in the period ended April 30, 2021, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of April 30, 2021 and 2020, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the period ended April 30, 2021, and financial highlights for each of the five years in the period ended April 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2021 and 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Mazars USA LLP is an independent member firm of Mazars Group.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated and that: (1) related to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Company’s auditor since 1980.

New York, New York

June 24, 2021

Tridan Corp.

Statements of Assets and Liabilities

April 30, 2021 and 2020

	2021	2020
Assets
Investments in municipal obligations, at fair value
(original cost - $37,153,484 and $37,767,129, respectively)
(amortized cost - $34,432,967 and 35,177,799, respectively)	$36,419,480	$36,011,421
Cash	1,316,899	563,801
Accrued interest receivable	438,657	438,158

Total assets	38,175,036	37,013,380

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	33,441	38,671
Accrued fees - affiliate	18,870	18,820
Accrued other	14,653	12,125
Common stock redemption payable	12,633	—

Total liabilities	79,597	69,616

Net assets	$38,095,439	$36,943,764

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2021 and 2020	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 146,729.6288 shares and 145,053.4808 shares at April 30, 2021 and 2020, respectively	(1,762,998)	(1,742,025)
Distributable earnings:
(Overdistributed) net investment income	(8,369)	(28,123)
Unrealized appreciation of investments, net	1,986,510	833,616

Net assets [equivalent to $12.48 and $12.09 per share, respectively, based on 3,052,370.3712 shares and 3,054,046.5192 shares of common stock outstanding, respectively]	$38,095,439	$36,943,764

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021			2020
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
New York Municipal Bonds
N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns University -Insured Series C
5.25% due July 1, 2021	$1,000,000	$1,001,690	$1,007,760	$1,000,000	$1,010,024	$1,041,580
Met Transportation Authority
NY Revenue Transportation Climate Bond A 2 Agm Credit
5.0% due November 15, 2027	300,000	334,877	352,140	300,000	341,993	339,717
New York New York City Transitional Future
Tax Secured Subordinated Series E 1
(Par Call February 1, 2026) 5.25% due February 1, 2031	1,000,000	1,126,126	1,197,880	1,000,000	1,150,963	1,164,130
NY St Urban Development Corporation Revenue
Revenue St Personal Income Tax Series A
5.0% due March 15, 2031	750,000	844,755	923,910	750,000	858,941	892,005
NYS Dormitory Authority Revenues
Non School Dists Bond Financing Program Series A
(Par Call October 1, 2026) 5.0% due October 1, 2033	1,000,000	1,100,984	1,206,280	1,000,000	1,118,187	1,163,950
New York St Dormitory Authority Sales Tax
Revenue St Supporteducation Debt Series C
5.0% due March 15, 2035	1,250,000	1,410,772	1,560,850	1,250,000	1,430,863	1,475,913
Triborough Bridge And Tunnel Authority N
General Mta Bridges And Tunnels
5.0% due November 15, 2035	1,015,000	1,134,061	1,234,199	1,015,000	1,151,050	1,179,176
Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
5.0% due June 15, 2024	165,000	181,862	189,998	165,000	187,251	191,656
Metropolitan Transportation Authority New York
Refunding Transportation Climate Bond Cerified
5.0% due November 15, 2027	1,250,000	1,448,629	1,567,888	1,250,000	1,476,866	1,256,213
Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
(Par Call June 15, 2027) 5.0% due June 15, 2029	1,000,000	1,150,852	1,251,110	1,000,000	1,174,063	1,246,970
Brookhaven New York Refunding
4.00% due March 15, 2023	1,000,000	1,053,071	1,072,600	1,000,000	1,080,943	1,083,480
Saratoga County NY
Refunding Public Improvement
5.00% due July 15, 2023	100,000	111,662	110,697	100,000	115,419	112,867
New York New York City Trust Cultural
Museum Modern Art Series 1 E
4.00% due February 01, 2023	400,000	419,567	425,760	400,000	430,657	427,612
Brookhaven New York Refunding
5.00% due March 15, 2025	500,000	558,014	590,510	500,000	572,968	591,650
Erie County New York Industrial Development Agency
School Refunding City School District Buffalo Project
5.00% due May 01, 2025	750,000	857,388	882,848	750,000	880,803	893,108
New York New York City Trust Cultural Museum
Modern Art Series 1 E
4.00% due April 01, 2026	500,000	551,390	580,700	500,000	562,321	565,180
New York St Environmental Facilities
Subordinated Revolving Fds Series A
5.00% due June 15, 2026	1,300,000	1,454,459	1,600,313	1,300,000	1,484,543	1,580,540
Utility Debt Securitization Restructuring Series A
5.00% due December 15, 2026	500,000	543,182	582,925	500,000	555,392	582,030
Bethlehem NY Central School District
Refunding Series A
4.0% due January 15, 2021	—	—	—	500,000	505,717	510,565
Rockville Centre New York
Refunding Public Improvement
4.0% due June 15, 2022	200,000	207,955	208,682	200,000	211,500	213,656

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021			2020
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Rhinebeck NY Central School District
Refunding Series B
(Par Call June 15, 2023) 4.0% due June 15, 2025	$535,000	$548,815	$575,911	$535,000	$555,281	$578,886
Greece NY Central School District
Refunding Series B
(Par Call December 15, 2022 @100) 5.0% due December 15, 2023	500,000	517,736	538,375	500,000	527,378	549,670
Nassau County New York
General Improvement Series C
(Par Call October 1, 2020 @100) 4.0% due October 1, 2022	—	—	—	550,000	550,512	555,445
N.Y.S. Dormitory Authority
St Personal Income Tax Revenue Refunding Education Series B
5.5% due March 15, 2026	200,000	224,531	246,864	200,000	229,556	243,388
N.Y.S. Dormitory Authority Revenues
St Mental Health Services Facilities A
(Par Call August 15, 2020 @100) 5.0% due August 15, 2023	—	—	—	420,000	419,562	424,939
New York New York Series E
5.0% due August 1, 2023	—	—	—	510,000	511,918	515,115
Port Authority of New York and New Jersey
Consolidated Eighty Fifth Series
5.375% due March 1, 2028	135,000	136,794	159,295	150,000	152,456	172,599
Wantagh NY Union
Free School District Refunding
5.0% due September 1, 2021	—	—	—	550,000	568,034	579,706
Central Islip NY Union Free
School District Refunding
5.0% due July 15, 2022	750,000	775,987	793,117	750,000	796,926	813,390
Syosset NY Central School
District Refunding Series B
5.0% due December 15, 2022	125,000	127,322	134,896	125,000	129,906	138,340
Brentwood NY Union Free School
District Refunding
5.0% due January 15, 2023	430,000	439,427	465,643	430,000	446,226	475,907
Battery Park City Authority New York
Revenue Senior Series A
5.0% due November 1, 2029	140,000	143,743	156,407	140,000	145,969	157,856
Connetquot Central School District New York
District Refunding
5.0% due January 15, 2024	400,000	414,481	451,804	400,000	419,810	457,020
Syosset New York Central School District
Refunding Series B
5.0% due December 15, 2022	435,000	450,136	469,200	435,000	456,787	479,039
5.0% due December 15, 2022	300,000	310,309	323,586	300,000	313,404	330,291
New York New York City Transitional Future Tax
Subordinated Subordinated Series C 1
5.0% due November 1, 2026	550,000	561,823	589,490	550,000	569,640	595,199
Utility Debt Securitization Restructuring Series E
5.0% due December 15, 2028	500,000	514,022	562,295	500,000	520,072	563,530
Western Nassau County New York Water Series A
(Par call April 01, 2025 @ 100) 5.0% due April 01, 2028	100,000	107,217	116,628	100,000	109,050	117,080
Tompkins County New York Refunding
Public Improvement Series B
(Par call December 15, 2024 @ 100) 5.0% due December 15, 2027	500,000	543,485	584,695	500,000	555,447	587,175
Gates Chili New York District RefundingCentral School
District Refunding
(Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	200,000	220,484	237,994	200,000	225,439	238,212

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021			2020
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100) 5.0% due July 15, 2027	$365,000	$400,225	$433,733	$365,000	$408,579	$433,500
Halfmoon New York Refunding Public Improvement
(Par call June 15, 2025 @ 100) 5.0% due June 15, 2027	280,000	306,696	333,065	280,000	313,170	333,343
Putnam County New York Refunding Public Improvement
(Par call January 01, 2026 @ 100) 5.0% due Januyary 01, 2027	135,000	150,008	164,291	135,000	153,187	163,913
Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100) 5.0% due July 15, 2026	280,000	308,319	333,886	280,000	315,035	333,948
Build Nyc Resource Corporation New York
United Jewish Appeal Federation
(Par call July 01, 2024 @ 100) 5.0% due July 01, 2025	320,000	343,745	366,707	320,000	350,668	369,098
Saratoga Springs New York Refunding
Public Improvement
(Par Call February 15, 2023 @ 100) 5.0% due February 15, 2025	225,000	237,251	244,445	225,000	242,571	248,915
Buffalo And Fort Erie New York
Public Bridge Refunding
5.0% due January 01, 2025	410,000	438,533	476,465	410,000	446,231	477,437
Bayport Blue Point New York
Union Free Refunding
5.0% due September 15, 2024	250,000	269,697	289,712	250,000	275,514	291,453
Rensselaer County New York
Refunding Public Improvement
5.0% due September 01, 2024	100,000	114,885	115,504	100,000	117,474	116,448
North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100) 5.0% due August 01, 2023	250,000	257,276	264,780	250,000	263,049	270,890
Onondaga County New York Refunding
5.0% due March 15, 2024	285,000	301,720	324,946	285,000	307,521	328,474
Starpoint Central School District New York Refunding
5.0% due June 15, 2020	—	—	—	250,000	250,919	251,220
Plainview Old Bethpage New York Refunding
5.0% due December 15, 2020	—	—	—	250,000	252,342	256,572
Riverhead New York Refunding Public Improvement
4.0% due June 1, 2021	—	—	—	1,005,000	1,021,886	1,038,245
Middle Country Central School District
New York Refunding
5.0% due August 1, 2020	—	—	—	150,000	151,507	151,785
Schenectady County New York Various Purpose
5.0% due December 15, 2022	300,000	315,575	323,241	300,000	325,130	330,456
Harrison New York Refunding Public Improvement
5.0% due December 15, 2023	100,000	112,585	112,655	100,000	115,926	114,381
St Lawrence County New York Refunding Public Improvement
5.0% due on May 15, 2026	105,000	114,577	123,757	105,000	116,866	123,090
Laurens New York Central School District Refunding
5.0% due July 15, 2030	305,000	320,733	339,563	305,000	324,541	338,065
N.Y.S. Dormitory Authority Personal Income Tax
(Par Call August 15, 2026) 5.0% due February 15, 2033	500,000	583,617	607,820	500,000	598,555	585,755
NY NY Ref - Ser Unlimited Tax
5.0% due August 1, 2029	750,000	917,680	979,853	750,000	936,100	932,558
New York St Dormitory Authority St Personal Income
Tax Revenue Refunding Education Series B
(Par Call March 15, 2018 @100) 5.5% due March 15, 2025	500,000	518,022	596,380	500,000	522,664	592,820

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedules of Investments in Municipal Obligations

April 30, 2021 and 2020

	2021				2020
	Principal Amount	Amortized Cost	Fair Value		Principal Amount	Amortized Cost	Fair Value
New York St Dormitory Authority Reserves Non St.
(Par Call October 1, 2027) 5.0% due October 1, 2029	$1,090,000	$1,294,053	$1,362,304		$1,090,000	$1,323,589	$1,317,788
NY NY Ser D Sbserv Unltd Tax
5.0% due December 1, 2033	290,000	334,553	367,137		290,000	337,326	348,226
Long Island NY Power Auth Elec
(Par Call September 1, 2028) 5.0% due September 1, 2034	1,000,000	1,181,245	1,269,000		1,000,000	1,203,612	1,178,256
NY ST. Dorm Auth Rev
5.0 % due July 1, 2030	500,000	686,789	675,145		—	—	—
NYS Dorm Auth Revenues
Ref Cornell Univ
5.0% due July 1, 2031	1,000,000	1,397,374	1,377,980		—	—	—
Util Debt Securitization Auth NY
(Par Call June 15, 2026) 5.0% due December 15, 2033	100,000	119,804	121,461		—	—	—
NY ST Environmental FACS
5.0% due June 15, 2035	500,000	651,734	649,100		—	—	—
NY ST Environmental Clean
5.0% due June 15, 2031	400,000	529,721	527,592		—	—	—
Nassau County NY Interim
5.0% due December 1, 2033	500,000	698,942	685,708		—	—	—

	$30,620,000	$34,432,967	$36,419,480		$31,820,000	$35,177,799	$36,011,421

(*) Represents Percentage of Net Assets			96% (*	)			97% (*	)

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Statements of Operations

Years Ended April 30, 2021 and 2020

	2021	2020
Investment income
Interest	$1,518,295	$1,506,259
Amortization of bond premium and discount - net	(652,179)	(620,172)

Total investment income	866,116	886,087

Expenses
Investment advisory fees	93,230	104,398
Custodian fees	7,544	7,463
Professional fees	133,380	133,400
Directors’ fees	62,000	65,000
Administrative and accounting	72,000	72,000
Insurance and other expenses	22,630	10,514

Total expenses	390,784	392,775

Net investment income	475,332	493,312

Realized and unrealized gain (loss) on investments
Net realized gain on investments	33,016	8,583
Net unrealized appreciation (depreciation) on investments	1,152,894	(211,795)

Net realized and unrealized gain (loss) on investments	1,185,910	(203,212)

Net increase in net assets resulting from operations	$1,661,242	$290,100

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Statements of Changes in Net Assets

Years Ended April 30, 2021, 2020 and 2019

	2021	2020	2019
Change in net assets resulting from operations
Net investment income	$475,332	$493,312	$571,090
Net realized gain on investments	33,016	8,583	31,067
Unrealized appreciation (depreciation) on investments	1,152,894	(211,795)	824,290

Net increase in net assets resulting from operations	1,661,242	290,100	1,426,447
Distributions to shareholders from
Net investment income	(455,576)	(526,459)	(564,620)
Capital gains	(33,016)	(23,439)	(16,210)
Redemptions of shares
1,676.1480 shares, 1,410.6330 shares and 2,296.3490 shares, respectively	(20,975)	(17,576)	(27,370)

Total increase (decrease) in net assets	1,151,675	(277,374)	818,247
Net assets
Beginning of year	36,943,764	37,221,138	36,402,891

End of year	$38,095,439	$36,943,764	$37,221,138

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2021 and 2020.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no income tax provision would be required.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments. The Company maintains all of its cash on deposit in one financial institution.

At April 30, 2021 and 2020, there was approximately $1,065,000 and $300,000 of cash held in excess of federally insured limits, respectively. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables, accrued liabilities and common stock redemption payable reflected in the financial statements approximate fair value because of the short maturities of these items. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2021 and 2020. FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2021 and 2020:

	Quoted Prices for Identical Instruments
	In Non-active Markets (Level 2)
	April 30,
	2021	2020
Investments in municipal obligations	$36,419,480	$36,011,421

Total investments at fair value	$36,419,480	$36,011,421

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2021	2020
Accrued investment advisory and custodian fees (a)	$33,441	$38,671

Accrued fees - affiliate (b)	$18,870	$18,820

Accrued other:
Accrued audit fees (c)	$12,375	$12,125
Accrued administrative and accounting expenses	2,278	—

	$14,653	$12,125

(a)

The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .25 of one percent (effective June 1, 2020 and .28 prior to that date) and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)

For the years ending April 30, 2021 and 2020, the Company incurred legal fees of approximately $84,000 each year for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2021 and 2020, the Company incurred audit fees of approximately $49,000 in each year.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

3.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $4,141,000 and $4,269,000, respectively, for the year ended April 30, 2021, and $4,459,000 and $3,208,000, respectively, for the year ended April 30, 2020.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2021 and 2020, was approximately $34,433,000 and $35,178,000, respectively, and net unrealized appreciation, at April 30, 2021 and 2020, for U.S. Federal income tax purposes was approximately $1,986,000 and $834,000, respectively (gross unrealized appreciation of approximately $2,036,000 and $886,000, respectively; gross unrealized depreciation of approximately $50,000 and 52,000, respectively).

4.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2021 and 2020, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 18,919 shares and 20,595 shares, respectively, of outstanding common stock, at April 30, 2021 and 2020. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2021	2020
Net asset value	$12.48	$12.09
Shares outstanding at:
April 30, 2021	3,052,370.3712
April 30, 2020	3,054,046.5192

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

5.	Distributions

During the years ended April 30, 2021, 2020 and 2019, distributions of $488,592 ($.16 per share), $549,898 ($.18 per share) and $580,830 ($.19 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes for the company shareholders except for $33,016 in 2021, $23,439 in 2020 and $16,210 in 2019 which were treated as capital gains.

The tax character of distributions paid during the years ending April 30, 2021, 2020 and 2019 is as follows:

	2021	2020	2019
Distributions paid from investment income:
Tax-exempt investment income, net	$455,576	$526,459	$564,620
Capital gains	33,016	23,439	16,210

	$488,592	$549,898	$580,830

As of April 30, 2021, 2020 and 2019, the components of distributable earnings on a tax basis are as follows:

	2021	2020	2019
Under-distributed (over-distributed) tax-exempt
Investment income, net	$(8,369)	$(28,123)	$5,025
Undistributed capital gains	—	—	14,856
Unrealized appreciation of investments, net	1,986,510	833,616	1,045,411

	$1,978,141	$805,493	$1,065,292

There were no capital loss carryforwards as of April 30, 2021 and 2020. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2021, 2020 and 2019. There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2021 and 2020.

6.	Coronavirus (COVID -19) Pandemic:

During 2020, the World Health Organization has declared the coronavirus (COVID-19) outbreak to constitute a Public Health Emergency of International Concern. This pandemic has disrupted economic markets and the economic impact, duration and spread of the Covid-19 virus is uncertain at this time. The financial performance of the Company is subject to future developments related to the Covid-19 outbreak and possible government advisories and restrictions placed on financial markets and business activities.

Tridan Corp.

Notes to Financial Statements

April 30, 2021 and 2020

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2021	2020	2019	2018	2017
Per share operating performance:
(For a share of common stock Outstanding throughout the year):
Net asset value, beginning of year	$12.09	$12.18	$11.91	$12.28	$12.60

Income from investment operations:
Net investment income	.16	.16	.18	.19	.22
Net realized and unrealized gain (Loss) on investments	.39	(.07)	.28	(.36)	(.32)

Total from investment operations	.55	.09	.46	(.17)	(.10)

Less distributions:
Dividends (from net investment Income)	(.15)	(.17)	(.18)	(.19)	(.22)
Capital gains	(.01)	(.01)	(.01)	(.01)	(.00)

Total distributions	(.16)	(.18)	(.19)	(.20)	(.22)

Net asset value - end of year	$12.48	$12.09	$12.18	$11.91	$12.28

per share value - end of year	$12.48	$12.09	$12.18	$11.91	$12.28

* Total investment return	4.50%	.78%	3.87%	(1.43)%	(.80	) %
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$38,095	$36,944	$37,221	$36,402	$37,575
Ratio of expenses to average
Net assets	1.04%	1.06%	1.08%	1.08%	1.05%
Ratio of net investment income to average net assets	1.27%	1.33%	1.55%	1.60%	1.78%
Portfolio turnover rate	11.44%	8.63%	16.51%	8.46%	12.37%
Average (simple) number of shares
Outstanding (in thousands)	3,053	3,054	3,057	3,059	3,075

*

Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other person required by applicable SEC rules. The code of ethics was in effect as of the end of the period covered by this report. During that period, there were no amendments to the code, and no waivers were granted to anyone from any provision of the code. A copy of the registrant’s code of ethics is annexed as Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2021, for its fiscal year ended April 30, 2021, filed with the Securities and Exchange Commission.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of three members appointed by the board of directors from the board. The registrant’s board of directors has determined that the committee chair, Joan Rall, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

Incorporated by reference to the registrant’s proxy statement, dated April 30, 2021, filed with the SEC. See section therein entitled “Relationship with and Ratification of Independent Certified Public Accountants”.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2021 is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

The Managing Director for Tridan Corporation (“Fund”) is as follows:

Richard Taormina, Vice President, is the lead portfolio manager of the Tax Aware Strategies Group. An employee of J.P. Morgan Investment Management Inc. since 1997, he is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by the portfolio manager of the Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard Taormina	7	$14,332,929,000	0	$0	3	$2,189,079,000

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard Taormina	0	$0	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing the Advisor’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Advisor and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Advisor, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is the Advisor’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Advisor’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Advisor, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Advisor and/or JPMorgan Chase. The Advisor and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Advisor is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Advisor, or JPMorgan Chase or its clients.

The Advisor and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Advisor and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Advisor or its affiliates could be viewed as having a conflict of interest to the extent that the Advisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Advisor’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Advisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Advisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Advisor or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisor or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Advisor or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Advisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Advisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The Advisor and its affiliates have policies and procedures that seek to manage conflicts. The Advisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisor’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Advisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Advisor’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Advisor and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Richard Taormina	X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report. Based on that evaluation said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibit is filed herewith:

(1)

The registrant’s code of ethics described in Item 2 hereof is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2021 for its fiscal year ended April 30, 2021, filed with the Securities and Exchange Commission.

(2)	The separate certification for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ Mark Goodman
Mark Goodman, President

Date:	07/02/2021

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark Goodman
Mark Goodman, President

Date:	07/02/2021

/s/ Robert Birnbaum
Robert Birnbaum, Treasurer and Secretary

Date:	07/02/2021

Exhibit 1

TRIDAN CORP.

CODE OF ETHICS

A copy of this code of ethics is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2021 for its fiscal year ended April 30, 2021, filed with the Securities and Exchange Commission.